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[WACHOVIA LOGO]


Exhibit 10(r)

                          THIRD MASTER CREDIT AGREEMENT
                             MODIFICATION AGREEMENT


            THIS AGREEMENT, made as of the 17th day of December, 2001, by and among WACHOVIA BANK, N.A. (the "Lender"), SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (if more than one, collectively, the "Borrower").

                                 WITNESSETH:

            WHEREAS, the Borrower has made and issued to the Lender: (1) an Amended and Restated Revolving Line of Credit Note, dated the 31st day of October, 1998 as amended by First Modification October 31, 1999 and by Second Modification dated of even date, evidencing an indebtedness of Eighteen Million Three Hundred Thousand And No/100 Dollars ($18,300,000.00); (2) an Amended and Restated Term Note, dated the 31st day of October, 1998, as amended by First Modification dated December 20, 1999 and Second Modification dated of even date evidencing an original indebtedness of Eighteen Million Five Hundred Thousand And No/100 Dollars ($18,500,000.00); and (3) an Amended and Restated Seasonal Line of Credit Note, dated the 31st day of October, 1998, evidencing an original indebtedness of Two Million Five Hundred Thousand And No/100 Dollars ($2,500,000.00) as amended by First Modification dated December 20, 1999 and by Second Modification dated December 5, 2000 (such documents, as same may have been heretofore amended, being herein referred to as the "Notes"); and

            WHEREAS, the Borrower and the Lender have executed and delivered a Master Credit Agreement dated October 31, 1998 as amended by First Master Credit Agreement Modification Agreement dated October 31, 1999, Second Master Credit Agreement Modification Agreement dated December 5, 2000, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referenced to as the "Master Credit Agreement"), which establishes uniform agreements, obligations, and covenants and other matters concerning the Notes and other Obligations (as defined in the Master Credit Agreement) of the Borrower to the Lender; and

            WHEREAS, to secure the Notes and other Obligations, the Borrower has executed and delivered certain Mortgages and Assignments (as those terms are defined in the Master Credit Agreement) made a part hereof by this reference as fully as if set out herein verbatim (such documents as same may have been heretofore amended, being herein referred to as the "Security Instruments"); and

            WHEREAS, the Borrower has requested the Lender make certain modifications to the Master Credit Agreement; and

            WHEREAS, the Lender, as party to the Master Credit Agreement, and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Master Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

            NOW, THEREFORE, the Lender and the Borrower in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Master Credit Agreement should be, and the same hereby is, modified and amended as follows:


      1. The Applicable Margin as set forth in Section 1.01(d) is hereby amended by deleting the DSC Ratio and Applicable Margin after the colon and replacing them with the following:
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
       DSC Ratio                                                        Applicable Margin

       Less Than  1.50                                               1.65% (165 BASIS POINTS)
       Greater Than or Equal to 1.50 but Less Than 1.75              1.50% (150 BASIS POINTS)
       Greater Than or Equal to 1.75                                 1.40% (140 BASIS POINTS)






            THIS AGREEMENT SHALL NOT BECOME EFFECTIVE UNTIL AND UNLESS THE LENDER AND THE BORROWER EXECUTE THIS AGREEMENT AND THE BORROWER PAYS TO THE LENDER A NONREFUNDABLE MODIFICATION FEE IN THE AMOUNT OF TEN THOUSAND ($10,000.00) DOLLARS, FOR THE MODIFICATION OF THE MASTER CREDIT AGREEMENT.

            IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Master Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes or Master Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Notes or Master Credit Agreement as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

            The Borrower promises and agrees to pay the indebtedness evidenced by the Notes in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Notes and Master Credit Agreement as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Notes are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

            Any reference contained in the Notes, Security Instruments or Master Credit Agreement, as amended herein, to the Master Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

            Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Notes and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed provided, however, any original of a document executed by the parties shall be conclusive evidence as to the terms of that document.

            This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees) are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

            This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

            This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.
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            This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

            IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.


                                    LENDER:

                                    WACHOVIA BANK, N.A.


[CORPORATE SEAL]                    By: /s/ R. Ross Campbell, Jr.
                                        --------------------------------------
                                        Its:   Vice President
                                               -------------------------------



                                    SEA PINES ASSOCIATES, INC.

[CORPORATE SEAL]                    By: /s/ Michael E. Lawrence
                                        --------------------------------------
                                        Its:   Chief Executive Officer
                                               -------------------------------


                                    SEA PINES COMPANY, INC.


[CORPORATE SEAL]                    By: /s/ Steven P. Birdwell
                                        --------------------------------------
                                        Its:   Chief Financial Officer
                                               -------------------------------